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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): FEBRUARY 17, 2006


                         NATIONAL HEALTH PARTNERS, INC.
        (Exact Name of Small Business Issuer as Specified in Its Charter)
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
            INDIANA                       000-51731                   04-3786176
 State or Other Jurisdiction of          (Commission                (IRS Employer
          Incorporation of               File Number)           Identification Number)
         Organization)
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      120 GIBRALTAR ROAD, SUITE 107
          HORSHAM, PENNSYLVANIA                                   19044
(Address of Principal Executive Offices)                        (Zip Code)

       Registrant's telephone number, including area code: (215) 682-7114



--------------------------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))




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SECTION 1 - REGISTRANT'S BUSINESS AND OPERATIONS

ITEM 1.01.  ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

         On February 17, 2006, National Health Partners, Inc. (the "Company") entered into Amendment No. 1 to Promissory Note with Uwe Weibel and Amendment No. 1 to Promissory Note with Daniel Eggenberger (collectively, the "Amendments"). The Company had issued the promissory notes (the "Notes") to each of Messrs. Weibel and Eggenberger on November 16, 2005. Under the terms of the Notes, the principal and any unpaid interest that had accrued was due and payable within 90 days of the date the Company received the funds under the Notes (the "Maturity Date"). Under each of the Amendments, the Maturity Date of each of the Notes was extended to June 30, 2006. No material relationship exists between the Company or its affiliates and either of Messrs. Weibel or Eggenberger.

         The foregoing description of the Amendments and the Notes does not purport to be complete and is qualified in its entirety by the terms of the Amendments with each of Messrs. Weibel and Eggenberger filed as Exhibits 10.1 and 10.2, respectively, to this Current Report on Form 8-K and incorporated by reference herein, and the terms of the Notes issued to each of Messrs. Weibel and Eggenberger filed as Exhibits 10.36 and 10.37 to the Company's Registration Statement on Form SB-2, File No. 333-126315, as amended, and incorporated by reference herein.

SECTION 9 - FINANCIAL STATEMENTS AND EXHIBITS

ITEM 9.01.  FINANCIAL STATEMENTS AND EXHIBITS.

         (d) Exhibits.

         10.1 Amendment No. 1 to Promissory Note, dated February 17, 2006, by and between the Company and Uwe Weibel

         10.2 Amendment No. 1 to Promissory Note, dated February 17, 2006, by and between the Company and Daniel Eggenberger

         10.3 Promissory Note, dated November 16, 2005, issued by the Company to Uwe Weibel (incorporated by reference to Exhibit
                  10.36 to the Company's Registration Statement on Form SB-2, File No. 333-126315, as amended)

         10.4 Promissory Note, dated November 16, 2005, issued by the Company to Daniel Eggenberger (incorporated by reference to Exhibit 10.37 to the Company's Registration Statement on Form SB-2, File No. 333-126315, as amended)


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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        NATIONAL HEALTH PARTNERS, INC.


Dated: February 23, 2006                /s/ David M. Daniels
                                        ----------------------------------------
                                        David M. Daniels
                                        Chief Executive Officer



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                                  EXHIBIT INDEX

Exhibit Number                     Description
--------------                     -----------

     10.1 Amendment No. 1 to Promissory Note, dated February 17, 2006, by and between the Company and Uwe Weibel

     10.2 Amendment No. 1 to Promissory Note, dated February 17, 2006, by and between the Company and Daniel Eggenberger